SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  April 23, 2004
(Date of earliest event reported)

Commission File No. 333-110283



                    Wells Fargo Asset Securities Corporation
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        Delaware                                          52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                          21703
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Address of principal executive offices                     (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by J.P. Morgan Securities Inc. which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Computational Materials prepared
                                                by J.P. Morgan Securities Inc.
                                                in connection with Wells Fargo
                                                Asset Securities Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series 2004-4

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION


April 23, 2004

                                   By:      /s/ Patrick Greene
                                          --------------------------------
                                          Patrick Greene
                                          Senior Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                 Computational Materials                          P
                        prepared by J.P. Morgan
                        Securities Inc. and in
                        connection with Wells Fargo
                        Asset Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2004-4.